Exhibit 99.2

Westmoreland company coal company Corporate & Organizational Structure Senior Secured Notes Amount Outstanding: $350 million Rate: 8.75%, paid semi-annually on January 1 and July 1 Maturity: January 1, 2022 Issuer: Westmoreland Coal Company Guarantors: Westmoreland Energy, LLC; Westmoreland North Carolina Power LLC; WEI-Roanoke Valley, Inc.; Westmoreland Partners; Westmoreland-Roanoke Valley, LP; Westmoreland Coal Sales Company, Inc.; Westmoreland Resources, Inc.; WRI Partners, Inc.; WCC Land Holding Company, Inc.; Westmoreland Mining LLC; Western Energy Company; Texas Westmoreland Coal Company; Westmoreland Savage Corp.; Dakota Westmoreland Corp.; Westmoreland Texas Jewett Coal Company; Westmoreland Energy Services New York, Inc.; Westmoreland Coal Company Asset Corp.; Buckingham Coal Company, LLC; Haystack Coal Company Trustee/Collateral Agent: U.S. Bank National Association Term Loan Max Availability: $350 million Amount Outstanding: $321.4 million (as of 9/30/17) Maturity: December 16, 2020 Borrower: Westmoreland Coal Company Guarantors: Westmoreland Energy, LLC; Westmoreland North Carolina Power LLC; WEI-Roanoke Valley, Inc.; Westmoreland Partners; Westmoreland-Roanoke Valley, LP; Westmoreland Coal Sales Company, Inc.; Westmoreland Resources, Inc.; WRI Partners, Inc.; WCC Land Holding Company, Inc.; Westmoreland Mining LLC; Western Energy Company; Texas Westmoreland Coal Company; Westmoreland Savage Corp.; Dakota Westmoreland Corp.; Westmoreland Texas Jewett Coal Company; Westmoreland Energy Services New York, Inc.; Westmoreland Coal Company Asset Corp.; Buckingham Coal Company, LLC; Haystack Coal Company Lender: [_____] Agent: Bank of Montreal Joint Lead Arrangers: BMO Capital Market Corp.; Deutsche Bank Securities, Inc. San Juan Term Loan Max Availability: $120 million Amount Outstanding: $66.2 million (as of 9/30/17) Maturity: February 1, 2021 Borrower: Westmoreland San Juan, LLC Guarantors: Westmoreland San Juan Holdings, Inc.; San Juan Transportation Company; San Juan Coal Company Lender: NM Capital Utility Corporation Agent: The Bank of Tokyo-Mistubishi UFJ, Ltd. WMLP Term Loan Amount Outstanding: $311.6 million (as of 9/30/17) Maturity: December 31, 2018 Borrower: Oxford Mining Company, LLC Guarantors: Westmoreland Resource Partners, LP; Harrison Resources, LLC; Oxford Mining Company-Kentucky, LLC; Daron Coal Company, LLC; Oxford Conesville, LLC; Westmoreland Kemmerer, LLC Lender: Tennenbaum Opportunities Partners V, LP; Tennenbaum Opportunities Fund VI, LLC; BF Oxford SPE LLC; GCF Oxford SPE LLC; TOF Oxford SPE LLC; Medley Capital Corporation; Sierra Income Corporation; Blackrock Kelso Capital Corporation Agent: U.S. Bank National Association Revolver Max Availability: aggregate borrowing capacity of $60 million between June 15 and August 31 of each year, with an aggregate borrowing capacity of $50 million outside these periods, subject to borrowing base calculations Amount Outstanding: $10.5 million (as of 9/30/17) Maturity: December 31, 2018 Borrower: Westmoreland Coal Company; Westmoreland Energy, LLC; Westmoreland North Carolina Power LLC; WEI-Roanoke Valley, Inc.; Westmoreland Partners; Westmoreland-Roanoke Valley, LP; Westmoreland Coal Sales Company, Inc.; Westmoreland Resources, Inc.; WRI Partners, Inc.; WCC Land Holding Company, Inc.; Westmoreland Mining LLC; Western Energy Company; Texas Westmoreland Coal Company; Westmoreland Savage Corp.; Dakota Westmoreland Corp.; Westmoreland Energy Services, Inc.; Westmoreland Canada LLC; Westmoreland Canadian Investments, LP; WCC Holding B.V.; Westmoreland Canada Holdings Inc.; Prairie Mines & Royalty ULC; Westmoreland Texas Jewett Coal Company; Westmoreland Energy Services New York, Inc.; Westmoreland Coal Company Asset Corp.; Buckingham Coal Company, LLC; Haystack Coal Company Guarantors: N/A Lender: CIBC Bank USA; East West Bank Agent: CIBC Bank USA Board of Directors of Westmoreland Coal Company: Terry Bachynski Robert C. Flexon Gail E. Hamilton Michael G. Hutchinson (Interim CEO, Interim President) Craig R. Mackus Jan B. Packwood (Chairman) Robert C. Scharp Jeffrey Stein Robert Tintsman Board Consent Required Westmoreland Westmoreland Westmoreland Coal Westmoreland Westmoreland Resources Inc. WCC Land Westmoreland Energy Westmoreland Westmoreland Haystack Westmoreland Coal Westmoreland Energy, Risk Management, Sales Westmoreland Canada, San Juan Resources GP, LLC (Delaware) Holding Company, Services, Mining, LLC Power, Inc. Coal Company Company Asset Corp. LLC Inc. Co. LLC Holdings, Inc. (Delaware) aka WRI, Hardin, Inc. Inc. (Delaware) (Delaware) (Delaware) (New York) (Delaware) (Montana) (Delaware) (Delaware) (Delaware) Absaloka (Delaware) (Delaware) Board Consent Required Managers Consent Board Consent Required Board and Member Consent Board Consent Required Board Consent Required Required Board Consent Required Board Consent Required Board Consent Required Board Consent Required Board Consent Required Required Board Consent Required Board Consent Required IDR 0.164% 99.9% 0.1% GP LP GP Western Energy Westmoreland North Company Westmoreland Resource Carolina Power, LLC Westmoreland Westmoreland (Montana) Partners, (Virginia) Buckingham WRI Partners, Westmoreland Canadian Energy Services aka Rosebud, San Juan, LLC 93.762% Coal Company, LP Managers Consent Inc. Investments, LP New York, Inc. WECO, Colstrip (Delaware) (Delaware) LP Required (Delaware) LLC (Quebec) (New York) (Ohio) Board Consent Required GP and Conflicts Committee Board (consisting of 2 Independent Consent Required Board Consent Required Member Consent Required GP Consent Required Board Consent Required Managers) Consent Required 50% WEI- GP Roanoke Valley, Westmoreland Texas Inc. Jewett Coal Company Westmoreland 90% (Delaware) (Texas) San Juan Kemmerer, LLC Oxford Mining Company, Limited Westmoreland Partners Absaloka Coal, WCC Holding B.V. Basin Resources, Inc. aka Jewett Transportation San Juan LLC Partner Board Consent Required LLC Coal Company (Delaware) (Virginia) (Netherlands) (Colorado) Board Consent Required Company (Ohio) (Delaware) (Delaware) Management Board (Delaware) Managers and Member Consent 10% Management Committee Required Member Consent Required General Consent Required Member Consent Required Consent Required Board Consent Required Board Consent Required Board Consent Required Partner 50% Westmoreland Savage GP Corp. (Delaware) aka Savage Westmoreland Canada Key: Westmoreland- Holdings Board Consent Required Roanoke Valley, Inc. Senior Secured Notes Issuer LP Senior Secured Notes Guarantor (Delaware) (Alberta) Board Consent Required Term Loan Borrower GP Consent Required Dakota Term Loan Guarantor Westmoreland Corp. (Delaware) San Juan Term Loan Borrower aka Beulah San Juan Term Loan Guarantor Oxford Mining Company- Westmoreland Prairie Board Consent Required WMLP Term Loan Borrower Harrison Resources, Daron Coal Oxford Conesville, Kemmerer Fee Coal LLC Kentucky, Company, LLC LLC Holdings, LLC Mines & Royalty WMLP Term Loan Guarantor LLC ULC Revolver Borrower (Ohio) (Ohio) (Ohio) (Delaware) (Kentucky) (Alberta) Foreign Entity Member Consent Required Member Consent Required Member Consent Required Member Consent Required Managers and Member Consent Board Consent Required Texas Westmoreland Required Coal Company (Montana) Board Consent Required Westmoreland Coal Company (Delaware) Board Consent Required